AMENDMENT OF LEASE

This Amendment of Lease, dated as of June __, 2005 (the "Effective Date"), is entered into by and between **CANTON REALTY ASSOCIATES LIMITED PARTNERSHIP**, a Massachusetts limited partnership, with a principal place of business at 145 Rosemary Street, Suite E, Needham, Massachusetts 02494 (the "Landlord") and **EXGENEX, INC.**, a New York corporation, with a principal place of business at 437 Turnpike Street, Canton, Massachusetts 02021(the "Tenant").

RECITALS:

A. Reference is hereby made to that certain Lease, dated April __, 2005, by and between Landlord and Tenant, demising certain premises containing approximately 29,211 rentable square feet of space at 437 Turnpike Street, Canton, Massachusetts (the "Leased Premises"). Said Lease is referred to herein as the "Original Lease".

B. Landlord and Tenant desire to amend the Original Lease in certain respects, all as more particularly set forth below.

AGREEMENTS:

In consideration of the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree to amend the Original Lease as follows:

1. Capitalized terms not otherwise defined herein shall have the same meaning ascribed to them in the Original Lease. The Original Lease, as amended by this Amendment of Lease, is referred to herein as the "Lease."

2. The definition of "Term Commencement Date," as set forth in Section 1.1 of the Original Lease, is hereby amended by deleting the first sentence thereof and substituting the following in its place:

> The Term Commencement Date shall be the date of the closing of the $3,100,000.00 loan from LaSalle Bank National Association to the Landlord (the "Loan"), which loan shall be secured, *inter alia*, by a mortgage on the Property (as hereinafter defined).

3. The definition of "Leased Premises," as set forth in Section 1.1 of the Original Lease, is hereby deleted in its entirety and the following is hereby substituted therefor:

> The approximately 31,886 square feet of rentable space on the first and second floor and mezzanine level of the Building as shown on the plan attached hereto as Exhibit A. The Leased Premises consist of approximately

29,211 square feet of rentable space leased by Tenant pursuant to the Original Lease (the "Original Leased Premises"), and approximately 2,675 square feet of additional rentable space leased by Tenant pursuant to this Amendment (the "Additional Premises"), all as shown on said Exhibit A.

4. The definition of "Base Rent," as set forth in Section 1.1 of the Original Lease, is hereby deleted in its entirety and the following is hereby substituted therefor:

> From the Commencement Date to the expiration of the fifth (5th) Lease Year, Base Rent shall be Two Hundred Sixty-Four Thousand Sixteen and 08/100 Dollars ($264,016.08) per annum (calculated on the basis of $8.28 per square foot of the Leased Premises). From the first day of the sixth (5th) Lease Year to the Expiration Date, Base Rent shall be Two Hundred Seventy-One Thousand Thirty-One and 00/100 Dollars ($271,031.00) per annum (calculated on the basis of $8.50 per square foot of the Leased Premises). .

5. The definition of "Tenant's Proportionate Share," as set forth in Section 1.1 of the Original Lease, is hereby deleted in its entirety and the following is hereby substituted therefor:

> Tenant's Proportionate Share is 61.61% which is calculated by dividing 31,886 (being the number of square feet of gross floor area in the Leased Premises) by 51,757 (being the number of square feet of gross floor area in the Building). The Tenant shall be entitled to have the Landlord recalculate the Tenant's Proportionate Share only if an addition to the Building or an additional Building on the Property is constructed which increases the amount of rentable space.

6. Tenant acknowledges that (a) it accepts the Additional Premises in their "as-is" condition, (b) as of the date of this Amendment, the Additional Premises are in good order and satisfactory condition, and (c) no promises to alter, remodel or improve the Original Leased Premises, the Additional Premises or the Building and no representations concerning the condition of the Original Leased Premises, the Additional Premises or the Building have been made by Landlord to Tenant except as may be expressly stated in the Lease.

7. The Original Lease as amended by this Amendment is hereby ratified and confirmed in all respects. To the extent of any inconsistencies or contradictions between the terms and conditions of the Original Lease and this Amendment, the term and conditions contained in this Amendment shall supersede.

[End of page. Signature page follows.]

IN WITNESS WHEREOF, Landlord and Tenant have executed this instrument under seal as of the day and year first above written.

LANDLORD:

CANTON REALTY ASSOCIATES LIMITED PARTNERSHIP

By: Canton Investment Corporation, its General Partner

By: ______________________
Donald A. Levine, President

TENANT:

EXGENEX, INC.

By: ______________________
Name: STEPHEN SABER
Title: CEO

EXHIBIT A

Plan of Original Leased Premises and Additional Premises